(j)(2)

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Investors Trust

We consent to the use of our reports dated February 24, 2016, with respect to the financial statements of Voya Government Liquid Assets Portfolio (formerly, Voya Liquid Assets Portfolio), VY® Clarion Global Real Estate Portfolio, VY® FMRSM Diversified Mid Cap Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio, VY® T. Rowe Price International Stock Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Multi-Manager Large Cap Core Portfolio, Voya U.S. Stock Index Portfolio, VY® Clarion Real Estate Portfolio, VY® Franklin Income Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio, and VY® Templeton Global Growth Portfolio, each a series of Voya Investors Trust, incorporated herein by reference, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 25, 2016

Consent of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Voya Investors Trust

We consent to the use of our reports dated February 25, 2016, with respect to the financial statements of Voya Global Perspectives® Portfolio, Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, Voya Retirement Moderate Portfolio, and VY® BlackRock Inflation Protected Bond Portfolio, each a series of Voya Investors Trust, incorporated herein by reference, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statements of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 25, 2016